UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 30, 2025

Claritev Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400
McLean, Virginia 22102
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	CTEV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 30, 2025, the stockholders of Claritev Corporation (the “Company”) approved an amendment (the “Amendment”) to the Claritev Corporation 2020 Omnibus Incentive Plan, as amended (the “2020 Plan”), at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Amendment increases the number of shares of the Company’s common stock reserved for issuance under the 2020 Plan by an additional 1,750,000 shares. The material terms of the 2020 Plan, as amended, are described in the Company’s definitive proxy statement, filed March 19, 2025, under the heading “Proposal 4: Amendment to Claritev Corporation 2020 Omnibus Incentive Plan,” which is incorporated herein by reference.
The Amendment is filed as Exhibit 10.1 hereto.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On April 30, 2025, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals:
1.Election of the three Class II directors named in the proxy statement to the Company’s Board of Directors (the “Board”).
2.Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025.
3.Advisory vote to approve the compensation of the Company’s named executive officers.
4.Approval of the Amendment to the Claritev Corporation 2020 Omnibus Incentive Plan.
Each of the Class II nominees to the Board were elected at the meeting and proposals 2, 3 and 4 received the affirmative votes required for approval.
The number of shares voted for, against and withheld, as well as the number of broker non-votes and abstentions, as the case may be, as to each proposal were as follows:
Proposal 1: Election of the three Class II nominees named in the proxy statement to the Company’s Board:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
Richard A. Clarke	9,871,901	420,056	1,121,602
Julie D. Klapstein	10,225,991	65,966	1,121,602
Jason Kap	10,279,986	11,971	1,121,602
Proposal 2: Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
11,345,435	56,809	11,315	0

Proposal 3: Advisory vote to approve the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,173,260	111,881	6,816	1,121,602
Proposal 4: Approval of the Amendment to the Claritev Corporation 2020 Omnibus Incentive Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,016,838	274,592	527	1,121,602

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are included in this Form 8-K:

Exhibit No.	Description of Exhibit
10.1	Amendment No. 3 to Claritev Corporation 2020 Omnibus Incentive Plan.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 1, 2025

                                Claritev Corporation

                                By:    /s/ Douglas M. Garis
                                Name:    Douglas M. Garis
                                Title:    Executive Vice President and Chief Financial Officer